UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 1, 2005


                              KEYNOTE SYSTEMS, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
              -----------------------------------------------------
                 (State or other jurisdiction of incorporation)



            000-27241                                 94-3226488
-----------------------------------            --------------------------
           (Commission                              (IRS Employer
          File Number)                              Identification No.)


           777 Mariners Island Boulevard, San Mateo, California      94404
-------------------------------------------------------------------------------
               (Address of principal executive offices)           (Zip Code)


                                 (650) 403-2400
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


         Effective May 1, 2005, Vikram Chaudhary was promoted from his previous position as Senior Director, Corporate Development, of Keynote Systems, Inc., a Delaware corporation ("Keynote" or the "Company") to serve as Keynote's Vice President of Marketing and Corporate Development. In connection with this promotion, Keynote entered into a new promotion letter agreement with Mr. Chaudhary, which is included with this report as Exhibit 99.1 and entered into an addendum to a stock option agreement with Mr. Chaudhary (the "Addendum"), which is included with this report as Exhibit 99.2.

         The promotion letter agreement provides for an annual base salary of $160,000 and a yearly performance bonus of up to 25% of Mr. Chaudhary's base salary, contingent upon the attainment of quarterly objectives. In addition, Keynote has granted Mr. Chaudhary an option to purchase up to 75,000 shares of Keynote's common stock (the "Option") at an exercise price equal to the fair market value of Keynote's common stock on May 1, 2005. The Option will vest over four years, with 1/4th of the shares subject to the Option vesting on May 1, 2006 and the remainder vesting on a monthly basis over the remaining vesting schedule.

         Under the terms of the Addendum, if there is a Sale of the Company (as defined in the Addendum) and Mr. Chaudhary's employment is terminated without Cause (as defined in the Addendum) within the twelve months following the Sale of the Company, the vesting of the Option will be accelerated to (i) 25% of the underlying shares, if the termination occurs within one year or less of the grant date, or (ii) 100% of the underlying shares, if the termination occurs more than one year after the grant date. Keynote has also agreed to amend stock options previously granted to Mr. Chaudhary to provide for the same vesting acceleration terms.

         The promotion letter agreement also provides that, in the event that Keynote terminates Mr. Chaudhary's employment, he shall be entitled to either three months' prior notice or cash severance equal to three months of his then base salary, at Keynote's discretion.





ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


99.1 Promotion Letter Agreement dated as of May 1, 2005 between Keynote Systems, Inc. and Vikram Chaudhary.


99.2 Addendum to Stock Option Agreement dated as of May 1, 2005 between Keynote Systems, Inc. and Vikram Chaudhary.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            KEYNOTE SYSTEMS, INC.



Date:  May 1, 2005          By:    /S/ PETER MALONEY
                                   --------------------------------------------
                                   Peter Maloney
                                   Vice President and Chief Financial Officer